                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2003

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                 04-3331237
      --------                      --------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:         (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.
            ------------

      On October 6, 2003, the Registrant, FIRSTFED AMERICA BANCORP, INC., a Delaware corporation ("FIRSTFED"), and Webster Financial Corporation, a Delaware corporation ("Webster"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Webster has agreed to acquire FIRSTFED. The Merger Agreement is incorporated herein by reference to the Current Report on Form 8-K filed by Webster on November 4, 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)   Exhibits.

      The Agreement and Plan of Merger, dated as of October 6, 2003, by and between Webster Financial Corporation and FIRSTFED AMERICA BANCORP, INC. is incorporated herein by reference to the Current Report on Form 8-K filed by Webster Financial Corporation (Commission File No. 0001-31486) on November 4, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRSTFED AMERICA BANCORP, INC.




Date: November 5, 2003             By: /s/ Robert F. Stoico
                                       -----------------------------------------
                                       Robert F. Stoico
                                       Chairman, President and Chief Executive
                                       Officer